UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2026

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

845 Texas Avenue
Suite 3300
Houston, Texas	77002-1656
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
         Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Seventh Amended and Restated Limited Partnership Agreement

On January 5, 2026, Hines Global Income Trust, Inc. (the “Company”) on behalf of itself as general partner and on behalf of the limited partners thereto, entered into the Seventh Amended and Restated Limited Partnership Agreement of HGIT Properties LP (the “Limited Partnership Agreement”). The Limited Partnership Agreement amends certain terms of the Sixth Amended and Restated Limited Partnership Agreement of HGIT Properties LP in order to (i) designate the Class S Partnership Units of the Operating Partnership as either Series 1 Class S Units or Series 2 Class S units and add the terms of each series of Class S Partnership Units throughout the agreement, (ii) clarify and adjust the process for redemptions, (iii) reduce the consent required to approve (x) certain amendments to the Limited Partnership Agreement or (y) any merger or consolidation of HGIT Properties LP (other than a merger or consolidation that is explicitly permitted to be effected by the general partner of HGIT Properties LP) such that the consent of limited partners holding more than 50% (rather than 67%) of the percentage interests of the limited partners as well as the consent of HGIT Advisors LP will be required and (iv) clarify certain defined terms and other provisions.
The foregoing description of the Limited Partnership Agreement is qualified in its entirety by reference to the full text of the Limited Partnership Agreement, which is field as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Seventh Amended and Restated Limited Partnership Agreement of HGIT Properties, LP, dated as of January 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

January 9, 2026	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer, Treasurer and Secretary